                                                                    EXHIBIT 10.9



                              WAIVER AND AMENDMENT

        Reference is hereby made to the Amended and Restated Receivables Purchase Agreement, dated as of November 15, 2001 (as heretofore amended, the "Receivables Purchase Agreement") among MAXTOR RECEIVABLES CORPORATION, a California corporation ("Seller"), MAXTOR CORPORATION, a Delaware corporation ("Maxtor"), the commercial paper conduits named therein (the "Conduit Purchasers"), the financial institutions named therein (the "Committed Purchasers"), the parties named therein as agents (the "Agents"), and FLEET NATIONAL BANK, a national banking association, as administrator for the Purchasers (in such capacity, the "Administrator"). Capitalized terms used in this Waiver and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

        The Committed Purchasers and the Administrator hereby waive the occurrence of a Liquidation Event pursuant to Section 10.01(p)(i) of the Receivables Purchase Agreement resulting from the failure of the Parent to have the Tangible Net Worth required pursuant to such section for any day occurring on or prior to September 30, 2002, so long as, and only so long as, the Parent's Tangible Net Worth is not less than negative fifty million Dollars (-$50,000,000).

        The definition of "Termination Date" set forth in Appendix A to the Receivables Purchase Agreement is hereby amended by deleting the date set forth in clause (c) thereof and substituting therefor the date "November 13, 2002".

        Maxtor hereby agrees to pay to each Committed Purchaser that executes and delivers this Waiver and Agreement to the Administrator on or before 5:00 p.m., New York time, on October 22, 2002, a waiver fee of $15,000. Such waiver fee shall be payable in immediately available funds on or before October 23, 2002.

        Each of Parent and Seller hereby represents and warrants that, after giving effect to this Waiver, (i) the representations and warranties contained in Article VI of the Receivables Purchase Agreement are true and correct on and as of the date hereof and shall be deemed to have been made on such date (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct in all material respects as of such earlier date) and (ii) no Liquidation Event or Unmatured Liquidation Event has occurred and is continuing.

        The Receivables Purchase Agreement remains in full force and effect. This Waiver is only with respect to the specified circumstance described above, and does not relate to any other Liquidation Event or Unmatured Liquidation Event, either now existing or hereafter occurring. This Waiver and Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Waiver and Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Seller, on demand, shall pay, or reimburse the Administrator for, all of the costs and expenses, including legal fees and disbursements, incurred by the Administrator or any Purchaser in connection with this Waiver.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each of the undersigned has caused this Waiver and Amendment to be executed and delivered by its duly authorized officer as of this 21st day of October, 2002.

                                        MAXTOR RECEIVABLES CORPORATION

                                        By: /s/ Glen Hauble
                                           -------------------------------------
                                         Name: Glen Hauble
                                              ----------------------------------
                                         Title: CFO
                                               ---------------------------------


                                        MAXTOR CORPORATION

                                        By: /s/ Glen Hauble
                                           -------------------------------------
                                         Name: Glen Hauble
                                              ----------------------------------
                                         Title: Treasurer
                                               ---------------------------------

                                           FLEET NATIONAL BANK, as Administrator

                                           By: /s/ Kevin G. Sakeipe
                                              ---------------------------------
                                             Name Printed: Kevin G. Sakeipe
                                             Title: Vice President










                                      S-2              Waiver and Amendment

                                        FLEET NATIONAL BANK, as a
                                        Committed Purchaser


                                        By:  /s/ Lee A. Merkle-Raymond
                                            ----------------------------------
                                        Name Printed:  Lee A. Merkle-Raymond
                                                      ------------------------
                                             Title:    Director
                                                      -----------------------




                                      S-3


                                                                          WAIVER

                                        COMERICA BANK, as a Committed Purchaser


                                        By:  Devin Scattini
                                            ----------------------------------
                                        Name Printed:  Devin Scattini
                                                      ------------------------
                                             Title:    Vice President
                                                      -----------------------

                                                            Waiver and Amendment

                                        THE BANK OF NOVA SCOTIA, as a Committed
                                        Purchaser



                                        By: /s/ J. Alan Edwards
                                           -------------------------------------
                                           Name Printed: J. ALAN EDWARDS
                                                        ------------------------
                                           Title: MANAGING DIRECTOR
                                                 -------------------------------


                                                            WAIVER AND AMENDMENT


                                      S-5